SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





      Date of Report (Date of earliest event reported): September 15, 1998



                              GROVE PROPERTY TRUST
             (Exact name of registrant as specified in its charter)


           Maryland                   1-13080             06-1391084
 (State or other jurisdiction         (Commission         (IRS Employer
  of incorporation)                   File No.)           Identification Number)


                 598 Asylum Avenue, Hartford, Connecticut 06105
             (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (860) 246-1126


                                       N/A
          (Former name or former address, if changed since last report)





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Item 5.  Other Events
---------------------

         On September 15, 1998, Grove Property Trust (the "Company") issued a press release concerning its agreement to acquire 20 apartment communities in the greater Boston market. The apartment communities contain a total of 2,160 units. Consummation of the acquisitions is subject to a number of conditions, including approval of the transaction by the limited partners of the partnerships owning the properties and receipt of regulatory and lender consents. In accordance with General Instruction F to Form 8-K, a copy of the press release dated September 15, 1998 is attached hereto as Exhibit 20(1) and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

         (c) Exhibits.

     NUMBER                              DESCRIPTION

      20.1        Press Release, dated September 15, 1998, issued by the Company





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GROVE PROPERTY TRUST


Date: October 5, 1998                        By:    /s/ Joseph R. LaBrosse
                                                 ----------------------------
                                                 Joseph R. LaBrosse
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX

     EXHIBIT NO.                              DESCRIPTION

      20.1                Press Release of the Company, dated September 15, 1998